UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

NATIONAL HEALTH INVESTORS, INC.
(Name of Registrant as Specified In Its Charter)

LAND & BUILDINGS CAPITAL GROWTH FUND, LP LAND & BUILDINGS GP LP L&B GP LLC L&B OPPORTUNITY FUND, LLC LAND & BUILDINGS INVESTMENT MANAGEMENT, LLC JONATHAN LITT JAMES HOFFMANN A. ADAM TROSO
(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Land & Buildings Investment Management, LLC, together with the other participants in its solicitation (collectively, “Land & Buildings”), has filed a definitive proxy statement and accompanying GOLD universal proxy card with the U.S. Securities and Exchange Commission to be used to solicit votes for the election of its slate of highly-qualified director nominees at the 2025 annual meeting of stockholders (the “Annual Meeting”) of National Health Investors, Inc., a Maryland corporation (the “Company”).

On May 6, 2025, Jonathan Litt of Land & Buildings gave an oral presentation via Glass Lewis & Co.’s Proxy Talk service. A written transcript of the oral presentation will be provided once available.